Cash and balances with the Central Bank	12 Months Ended
Dec. 31, 2018
Cash and balances with the Central Bank
Cash and balances with the Central Bank

6.  Cash and balances with the Central Bank

The breakdown by type of balances of Cash and balances with the Central Bank is as follows:

	12/31/2017	12/31/2018

Cash	21,538	25,080
Central Bank compulsory deposits	28,094	28,094
Deposits in the Central Bank	8,034	2,110
Accrued interest	21	26
	57,687	55,310

Central Bank compulsory deposits relate to a minimum balance financial institutions are required to maintain with the Central Bank based on a percentage of deposits received from third parties.

Note 44.a includes a breakdown of the remaining maturity of Cash and balances with the Central Bank. The compulsory deposits required by the Central Bank have an indefinite term. Additionally, Note 44.d includes the fair value amounts of these assets.